     CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER                  EXHIBIT 31.2

            PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Gary J. Dailey, certify that:

     1.   I have  reviewed  this  quarterly  report  on Form  10-Q  of  Everlast
          Worldwide Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the period presented in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and we have:
          a)   designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;
          b)   designed  such  internal  control over  financial  reporting,  or caused such  internal  control  over  financial  reporting  to be designed under our supervision,  to provide reasonable  assurance
               regarding  the   reliability  of  financial   reporting  and  the
               preparation  of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;
          c)   evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and
          d)   disclosed in this report any change in the  registrants  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most  recent  fiscal  quarter  that has  materially affected,  or is  reasonably  likely to  materially  affect,  the registrant's internal control over financial reporting; and

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee  of  registrant's  board  of  directors  (or  persons performing the equivalent function):
          a)   all  significant  deficiencies  and  material  weaknesses  in the design or operation of internal controls over financial reporting which could adversely affect the registrant's  ability to record, process, summarize and report financial data and information; and
          b)   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal controls over financial reporting.

          Date: August 4, 2006
                                                   /s/ Gary J. Dailey
                                                   ---------------------------
                                                   Gary J. Dailey
                                                   Chief Financial Officer